Exhibit 99.2

 Acquisition of Industrial Outdoor Storage Portfolio  November 4, 2024

 Disclaimers / Forward-Looking Disclosure  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.  The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; disruption in the debt and banking markets; tenant, geographic concentration, and the financial condition of our tenants; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to refinance or repay debt; whether work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; whether we will re-lease available space above or at current market rental rates; future financial and operating results; our ability to manage cash flows; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; cybersecurity incidents or disruptions to our or our third party information technology systems; our ability to maintain our status as a REIT and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plans, objectives, expectations and intentions, including any acquisitions, investments, or dispositions, including our acquisition of industrial outdoor storage assets; our ability to meet budgeted or stabilized returns on our redevelopment projects within expected time frames, or at all; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q, in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.  While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us.  Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this document.  Unless otherwise noted, all portfolio data in this Investor Presentation refers to our wholly-owned portfolio as of September 30, 2024.

 01  02  03  04  05  Agenda  Strategic Acquisition  Industrial Outdoor Storage (IOS) Fundamentals  Transaction Highlights  Post-Transaction Industrial Segment  Peakstone’s Path Forward

01 Peakstone Enters the Industrial Outdoor Storage (IOS) Sector

ACQUISITION OF $490MM PREMIER IOS PORTFOLIO

51 properties – 45 Operating Assets / 6 Redevelopment Assets

- ✓ **Strategically compelling off-market acquisition that will drive long-term shareholder value**
- ✓ **Significantly enhances growth profile – potential ~70% Mark-to-Market opportunity[1]**
- ✓ **Creates immediate scale and breadth in the highly fragmented IOS sector**
- ✓ **Increases industrial portfolio concentration in key Sunbelt and Coastal markets**
- ✓ **IOS integrates and aligns naturally with the Company's traditional industrial portfolio**

Notes: Data as of November 4, 2024.
(1) For the Operating Assets.

4

Peakstone REALTY TRUST

 Agenda  01  02  03  04  05  Strategic Acquisition  Industrial Outdoor Storage (IOS) Fundamentals  Transaction Highlights  Post-Transaction Industrial Segment  Peakstone’s Path Forward

02 IOS – Compelling Opportunity

Large, highly fragmented sector

Significant and persistent supply constraints

Net-leased, tenant-managed, low capex

Many high-quality, national and regional tenants

> *…IOS sites in infill submarkets are priced to deliver risk-adjusted expected returns that are superior to those available on most other commercial real estate property investments…*
>
> Green Street Advisors[1]

> *…new IOS supply is scarce, leading to lopsided demand-to-supply dynamics persisting within the sector…*
>
> Marcus & Millichap[2]

(1) Green Steet Advisors – Industrial Outdoor Storage: A Beautiful Ugly Duckling (April 2023).
(2) Marcus & Millichap Special Report – Industrial Outdoor Storage (July 2023).

6

Peakstone REALTY TRUST

 Barriers to Supply  Limited infill land zoned for IOS near major logistics hubs   Existing IOS supply reduced each year due to redevelopment  Municipalities generally do not favor IOS development / rezoning  NIMBYism  Lower relative taxes  Additional truck traffic  Large ($200bn+)1, Highly Fragmented Sector  Users and individuals own a significant share  Few institutional owners  Few IOS industry experts  Opportunities for off-market transactions  IOS – Sector Dynamics  Typical Asset & Operational Profile  Critical connection point for the flow of goods and services  2-10 acre sites with low building to land coverage (< 20%)  Net leases and tenant-managed  Minimal required capex; versatile improvements; limited obsolescence  Demand Drivers & Representative Tenants  Broad universe of tenant industries and types  Transportation / logistics, equipment rentals, and building materials  Notable number of national and regional tenants  Credit profiles range from investment grade to local companies  IOS  7  02  Colliers – The Inside Scoop on Outdoor Storage: The Rapid Rise of IOS (August 2024).

 Agenda  01  02  03  04  05  Strategic Acquisition  Industrial Outdoor Storage (IOS) Fundamentals  Transaction Highlights  Post-Transaction Industrial Segment  Peakstone’s Path Forward

03 Key Deal Metrics

	Operating Assets		Redevelopment Assets
Purchase Price (mm)	$427	+	$63
Property Count	45		6
Usable Acres	358		82
In-Place ABR (mm)	$22.1		NA
Cap Rate / Target Yield	5.2%[1] / ~7.0-7.5%		~7.5-8.0%
Est. Mark-to-Market	~70%		NA

Notes: Data as of November 4, 2024.

(1) Based on IOS Portfolio ABR, divided by the allocated purchase price for the Operating Assets in connection with the Company's preliminary purchase price allocation. The final purchase price allocation will not be completed until year end and could differ materially from the preliminary allocation.

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Peakstone REALTY TRUST

 Diversified, Infill Focused Portfolio Across the U.S.  10  Notes: Data as of November 4, 2024.   Based on IOS Portfolio ABR.  Other MSAs includes 14 additional MSAs.  03  Acquired IOS Operating Assets  IOS Portfolio National Footprint  Acquired IOS Redevelopment Assets  Operating Assets Top Markets¹

03 High-Quality Operating Assets with a Broad Tenant Base

Key Operating Metrics[1]

4.5 years
WALT[2]

47%
Leased to IG Tenants[2,3]

36
Tenants

~100%
Leased[4]

Exposure by Tenant Footprint[1,2]



Regional
27%
National
73%

Sector Diversification[1,2]



Building
Materials
14%
Equipment
Rentals 25%
Transportation /
Logistics 61%

Select Top Tenants

Transportation / Logistics	Equipment Rentals	Building Materials
FedEx	United Rentals	BEACON
PENSKE	MAXIM CRANE WORKS	Builders FirstSource
MAERSK	SUNBELT RENTALS	MID-ATLANTIC ROOFING SUPPLY
amazon	SUNSTATE Equipment Co.	

Notes: Data as of November 4, 2024. Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners.

(1) Excludes Redevelopment Assets.
(2) Weighted average based on IOS Portfolio ABR.
(3) Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of Investment Grade in Definitions.
(4) Based on Operating Assets usable acres.

11

Peakstone REALTY TRUST

 Strategically Located Redevelopment Opportunities  82 acres to redevelop  Est. 12-36 months to complete  7.5-8.0% Target Yield1  Est. $9-10.5mm of incremental NOI upon stabilization  Strategically located assets near major supply chains and population centers  Value Creation Opportunity  12  03  Savannah, GA  Kennesaw, GA  4  Everett, WA  1  Burlington, NJ  Hatfield, PA  Burlington, NJ  3  2  5  6  Notes: Data as of November 4, 2024.   For the Redevelopment Assets.

 Strong Growth Profile  13  03  Object / Logo  IOS Value Creation  02  03  01  Additional income generation through six redevelopment sites  Annual rent escalations averaging 2.6%1generate consistent NOI growth  Potential for ~70% Mark-to-Market opportunity1   Notes: Data as of November 4, 2024.   For the Operating Assets.

 Agenda  01  02  03  04  05  Strategic Acquisition  Industrial Outdoor Storage (IOS) Fundamentals  Transaction Highlights  Post-Transaction Industrial Segment  Peakstone’s Path Forward

 Significantly Expands Industrial Footprint  15  04  Notes: Map reflects top 10 MSAs by Pro Forma Industrial Segment ABR. Data is presented on an as-adjusted basis by combining the Industrial segment and IOS Portfolio as of September 30, 2024, and November 4, 2024, respectively, and not a pro forma basis under Article 11 of Reg. S-X.  Weighted average based on Pro Forma Industrial Segment ABR.  Based on 55-mile radius.   19  States  32Markets  ~58%  Coastal & Sunbelt1  ~51%  Port-Proximate1,2  Pro Forma Industrial Segment  Ports  PKST’s Current Industrial Assets  Acquired IOS Assets  Ports  Interstate Highways  Stockton / Modesto, CA  10.6% of ABR  5  5  25  40  70  35  45  35  80  75  40  75  95  95  90  95  80  15  Jacksonville, FL  6.6% of ABR  Tampa, FL  4.9% of ABR  Hampton Roads, VA  4.8% of ABR  Savannah, GA  7.0% of ABR  Columbus, OH  10.8% of ABR  Atlanta, GA  4.0% of ABR  Detroit, MI  4.4% of ABR  Philadelphia, PA  7.0% of ABR  Chicago, IL  12.8% of ABR  70  75  35  25  90  40  80  10  10  10  70

 IOS Portfolio Grows Industrial Segment to ~40% of ABR1  Property Count  Rentable SF / Operating Usable Acres  Redevelopment Usable Acres  WALT (years)2  % Leased3  % Leased to IG Tenants2,4  0 acres  100%  6.3  58%  9.0mm SF  19  Industrial  +  82 acres  ~100%  4.5  47%  358 acres  51  IOS  82 acres  ~100%  5.7  55%  9.0mm SF / 358 acres  70  Pro Forma Industrial Segment  =  Notes: Total Industrial segment data is presented on an as-adjusted basis by combining the Industrial segment and IOS Portfolio as of September 30, 2024, and November 4, 2024, respectively, and not a pro forma basis under Article 11 of Reg. S-X.   Weighted average based on Existing Portfolio ABR excluding Other segment, plus IOS Portfolio ABR.   Weighted average based on applicable ABR.  Based on rentable square feet for Industrial segment and usable acres for IOS Portfolio Operating Assets.  Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of Investment Grade in Definitions.  Mark-to-Market2  24%  71%  38%  In-Place ABR (mm)  $50.0  $22.1  $72.1  16  04

 Pro Forma Capitalization  04  Pro Forma Debt Maturity Schedule  Notes: $ in millions. Data as of September 30, 2024, reflective of subsequent events. Figures might not sum to 100% due to rounding.   Includes one new $175mm unsecured term loan and three separate financings totaling $110 million, each secured by one of our existing industrial properties.   LQA Normalized EBITDAre is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP financial measure, see slide 23.  Pro Forma Capitalization  17  $51mm undrawn revolver capacity  $128mm cash on hand  Pro Forma Liquidity  % of Debt Maturing  Adjusted Leverage  Mortgage debt secured solely by Other segment assets which are   anticipated to be sold in the near-term

 Agenda  01  02  03  04  05  Strategic Acquisition  Industrial Outdoor Storage (IOS) Fundamentals  Transaction Highlights  Post-Transaction Industrial Segment  Peakstone’s Path Forward

 IOS – Highly Complementary Industrial Business  19  Consistent with Management of Traditional Industrial  Leverages existing team which includes IOS specialists  Similar credit underwriting  Comparable asset management requirements  Similar Tenant Profile  Industrial tenants  National and regional tenants  Net-lease structures  Tenant-managed properties  Shared Market Dynamics  Limited availability of well-located assets  Barriers to entry for new development  Low vacancy rates relative to other real estate asset classes  Demand driven by e-commerce, transportation / logistics, and construction projects  Peakstone’s Lenders Support IOS  Ability to contribute IOS assets to credit facility and increase borrowing base  Provides opportunity to attractively finance IOS investments  05

05 Go-Forward Strategy



Become key player in IOS
Continue select office asset sales
Target 6.0x Net Debt / EBITDAre[1]
Peakstone

Proven Ability to Execute

1. **Increased Industrial segment to ~40% of ABR**[2] from ~30% at listing[3]
2. **$1.8bn of office asset sales** over the last two years[4]
3. **Exited Office Joint Venture**[5]
4. **Sale of Other segment assets** nearly complete
5. **Significantly reduced leverage to 5.9x in 2Q24** from 7.1x at listing[3]
6. **Successful amendment and extension** of credit facility

(1) Based on Normalized EBITDAre. Normalized EBITDAre is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP financial measure, see slide 23.
(2) Weighted average based on Existing Portfolio ABR excluding Other segment, plus IOS Portfolio ABR.
(3) At listing; reflects metrics as March 31, 2023.
(4) Since August 1, 2022.
(5) On August 28, 2024, the Company sold its entire interest in the unconsolidated joint venture.

20

05 PKST Portfolio Overview Post-Transaction

	Industrial Segment	+	Office Segment	=	Industrial & Office Segments	+	Other Segment	→	Portfolio Total
Property Count	70		33		103		10		113
Rentable Sq. Ft (mm) / Usable Acres	9.0 / 440		5.4		14.4 / 440		1.9		16.2 / 440
In-Place ABR (mm)	$72.1 / 35.4%		$112.3 / 55.1%		$184.4		$19.5 / 9.6%		$203.9
WALT (years)[1]	5.7		7.2		6.6		3.8		6.3
% Leased[2]	~100%		99%		~100%		65%		96%
% Leased to IG Tenants[1,3]	55%		60%		58%		41%		56%
	High-quality, well-located industrial properties		*Newer, high-quality office properties*				*Vacant and non-core properties (together with other properties in the same cross-collateralized loan pools)*		

Notes: Industrial segment data is presented on an as-adjusted basis by combining the Industrial segment and IOS Portfolio as of September 30, 2024, and November 4, 2024, respectively, and not a pro forma basis under Article 11 of Reg. S-X. Figures might not sum to 100% due to rounding.

(1) Weighted average based on applicable ABR.

(2) Based on rentable square feet, except for the IOS Portfolio Operating Assets which is based on usable acres.

(3) Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of Investment Grade in Definitions.

21

Peakstone REALTY TRUST

APPENDIX

 Reconciliation of Non-GAAP Financial Measures  23  Notes: $ in thousands.   Reflects the reconciliation of net income (loss) to Normalized EBITDAre for the quarter ended September 30, 2024, as adjusted for the IOS Portfolio acquisition and various separate financing transactions that the Company entered into in connection with the IOS Portfolio acquisition. Such information is presented on an as-adjusted basis by combining the Company’s historical results for the quarter ended September 30, 2024 with the pro forma impact on the same quarter from the IOS Portfolio acquisition and such separate financing transactions as if all such transactions had occurred on January 1, 2023. Such information has not been prepared on a pro forma basis under Article 11 of Regulation S-X. You should therefore not place undue reliance on it. For more information regarding the Company’s unaudited pro forma consolidated financial statements as of September 30, 2024 and for the nine months ended September 30, 2024 and year ended December 30, 2024, please see PKST’s Current Report on Form 8-K filed with the SEC on November 4, 2024  Net income (loss) to Normalized EBITDAre

 Definitions  Term  Definition  ABR (“Annualized Base Rent”)  For each applicable segment of the PKST portfolio pre-transaction (“Existing Portfolio”), “Annualized Base Rent” or “ABR” means the contractual base rent excluding rent abatements and deducting base year operating expenses for gross and modified gross leases as of September 30, 2024, unless otherwise specified, multiplied by 12 months. For leases in effect at the end of any quarter that provide for rent abatement during the last month of that quarter, the Company used the monthly contractual base rent payable following expiration of the abatement period.  For the IOS portfolio assets (“IOS Portfolio”), “Annualized Base Rent” or “ABR” means in-place monthly contractual base rent excluding rent abatements under leases as of November 4, 2024, multiplied by 12 months. For leases that have a rent abatement period in effect as of November 4, 2024, the Company used the monthly contractual base rent payable following expiration of the abatement period.   For PKST Industrial segment post-transaction (“Pro Forma Industrial Segment”), “Annualized Base Rent” or “ABR” means the sum of Existing Portfolio Industrial segment ABR and IOS Portfolio ABR.  Cash  Cash includes cash and cash equivalents and excludes restricted cash. The Company considers all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents.   EBITDA  “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies.  24

 Definitions (cont’d)  Term  Definition  EBITDAre  “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus  (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the  disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated  property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g)  adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental  performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because  it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash  charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash  requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an  alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an  alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of  other companies.  Investment Grade (or “IG”)  “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non-guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants.  25

 Definitions  Term  Definition  Mark-to-Market  For PKST Industrial segment pre-transaction, “Mark-to-Market” is based on management’s estimate of market rents as of September 30, 2024, divided by in-place monthly contractual base rent as of that date. No assurance can be given that expiring leases will be renewed or that available space will be re-leased above, below or at management's estimate of market rental rates.   For the Operating Assets in the IOS Portfolio, “Mark-to-Market” is based on management’s estimate of market rents as of November 4, 2024, divided by in-place monthly contractual base rent as of that date. No assurance can be given that expiring leases will be renewed or that available space will be re-leased above, below or at management's estimate of market rental rates.   Normalized EBITDAre  “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company.  Normalized EBITDAre, as defined by the Company, represents EBITDAre (as defined by NAREIT), modified to exclude items such as  acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of  our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and  extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or  acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as  termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre  provides investors with supplemental performance information that is consistent with the performance models and analysis used by  management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is  calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or  other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre  should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be  comparable to similarly titled measures of other companies.  26

 Definitions (cont’d)  Term  Definition  Net Debt  “Net Debt” is total debt less Cash.  Target Yield  For the IOS Portfolio, based on management’s estimate of market rents as of November 4, 2024, divided by (i) in the case of the Operating Assets, the anticipated total investment consisting of the allocated purchase price, in connection with the Company's preliminary purchase price allocation, and management’s estimate of any additional capital costs required to achieve market rental rates, (ii) in the case of the Redevelopment Assets, the anticipated total investment consisting of the allocated purchase price, in connection with the Company's preliminary purchase price allocation, plus management’s estimate of total redevelopment costs and any additional capital costs required to achieve market rental rents. No assurance can be given that expiring leases will be renewed or that available space will be re-leased above, below or at management’s estimate of market rental rates as of November 4, 2024. In addition, no assurance can be given that we will complete any projects under redevelopment on the terms currently contemplated, or at all, that the final purchase price allocation will not differ materially from the preliminary allocation, or that the actual cost or completion dates of any of these projects will not exceed management’s estimates. Accordingly, no assurance can be given that the estimated target yield range will be achieved.  WALT  “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted  based on Annualized Base Rent.  27